UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                 October 7, 2005


                             WHERIFY WIRELESS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                    0-24001                  76-0552098
    (State or Other        (Commission File Number)      (I.R.S. Employer
     Jurisdiction                                       Identification No.)
   of Incorporation)



           2000 Bridge Parkway, Suite 201, Redwood
                     Shores, California                  94065
          (Address of Principal Executive Offices)     (Zip Code)


               Registrant's Telephone Number, Including Area Code
                                 (650) 551-5277


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On July 21, 2005, Wherify Wireless, Inc., a Delaware corporation (formerly known as "IQ Biometrix, Inc.") (the "Company"), consummated the transactions contemplated by the Agreement and Plan of Merger dated as of April 14, 2004, as amended, by and among the Company, Wherify California, Inc., a California corporation (formerly known as "Wherify Wireless, Inc.") ("Wherify California") and Wherify Acquisition, Inc.

      The closing of these transactions was initially reported by the Company in a Current Report on Form 8-K filed on July 27, 2005. This amendment is being filed to amend and restate Items 9.01(a) and 9.01(b) of such report in their entirety.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired:

      The audited financial statements of Wherify California, Inc. as of June 30, 2005 and for the years ended June 30, 2005 and 2004, and the notes related thereto are attached as Exhibit 99.02 hereto.

      (b) Pro Forma Financial Information.

      Unaudited pro forma financial information as of June 30, 2005, and for the year then ended, and the notes related thereto, giving effect to the merger completed on July 21, 2005 between Wherify and Wherify California are attached as Exhibit 99.03 hereto.

      (c) Exhibits

Exhibit
Number     Description
-------    -----------

2.01(1) Agreement and Plan of Merger dated as of April 14, 2004, by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.02(2) Amendment No. 1 to Agreement and Plan of Merger dated as of August 13, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.03(3) Amendment No. 2 to Plan of Merger dated as of December 7, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.04(4) Amendment No. 3 to Agreement and Plan of Merger dated as of January 13, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.05(5) Amendment No. 4 to Agreement and Plan of Merger dated as of April 18, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

23.01(*)   Consent of Malone & Bailey, P.C.

99.01(6)   Press Release

99.02(*) Audited financial statements of Wherify California, Inc. as of June 30, 2005 and for the year then ended, and the notes related thereto.

99.03(*) Unaudited pro forma financial information as of June 30, 2005 and for the year then ended, and the notes related thereto.

*   Filed herewith

(1) Incorporated by reference to Exhibit 2.01 of the Registrant's Report on Form 8-K filed April 19, 2004.

(2) Incorporated by reference to Exhibit 2.02 of the Registrant's Report on Form 8-K filed August 18, 2004.

(3) Incorporated by reference to Exhibit 2.03 of the Registrant's Report on Form 8-K filed December 13, 2004.

(4) Incorporated by reference to Exhibit 2.04 of the Registrant's Report on Form 8-K filed January 24, 2005.

(5) Incorporated by reference to Registrant's Registration Statement on Form S-4 and Joint Proxy Statement/Prospectus included therein filed April 19, 2005.

(6) Incorporated by reference to Exhibit 99.01 of the Registrant's Report on Form 8-K filed on July 27, 2005.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                         WHERIFY WIRELESS, INC.



Date: October 7, 2005                    By: /s/ John Davis
                                            -----------------------------
                                             John Davis
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    -----------

2.01(1) Agreement and Plan of Merger dated as of April 14, 2004, by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.02(2) Amendment No. 1 to Agreement and Plan of Merger dated as of August 13, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.03(3) Amendment No. 2 to Plan of Merger dated as of December 7, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.04(4) Amendment No. 3 to Agreement and Plan of Merger dated as of January 13, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

2.05(5) Amendment No. 4 to Agreement and Plan of Merger dated as of April 18, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.

23.01(*)   Consent of Malone & Bailey, P.C.

99.01(6)   Press Release

99.02(*) Audited financial statements of Wherify California, Inc. as of June 30, 2005 and for the year then ended, and the notes related thereto.

99.03(*) Unaudited pro forma financial information as of June 30, 2005 and for the year then ended, and the notes related thereto.

*   Filed herewith

(1) Incorporated by reference to Exhibit 2.01 of the Registrant's Report on Form 8-K filed April 19, 2004.

(2) Incorporated by reference to Exhibit 2.02 of the Registrant's Report on Form 8-K filed August 18, 2004.

(3) Incorporated by reference to Exhibit 2.03 of the Registrant's Report on Form 8-K filed December 13, 2004.

(4) Incorporated by reference to Exhibit 2.04 of the Registrant's Report on Form 8-K filed January 24, 2005.

(5) Incorporated by reference to Registrant's Registration Statement on Form S-4 and Joint Proxy Statement/Prospectus included therein filed April 19, 2005.

(6) Incorporated by reference to Exhibit 99.01 of the Registrant's Report on Form 8-K filed on July 27, 2005.